                                  Exhibit 99.1

             Series 1997-2 Monthly Certificateholders' Statement
                        for the month of September 2000

                                                                   Series 1997-2


                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as
      Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

     Date of the Certificate                                October 10, 2000
     Monthly Period ending:                               September 30, 2000
     Determination Date                                     October 10, 2000
     Distribution Date                                      October 16, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                           General
-----------------------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                                        No           201
202  Early Amortization Period                                                                                  No           202
203  Class A Investor Amount paid in full                                                                       No           203
204  Class B Investor Amount paid in full                                                                       No           204
205  Collateral Indebtedness Amount paid in full                                                                No           205
206  Saks Incorporated is the Servicer                                                                          Yes          206

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          as of the end of
                                                                     as of the end of the prior             the relevant
                                                                           Monthly Period                  Monthly Period
                                                                     --------------------------           ----------------
207  Series 1997-2 Investor Amount                                   $              235,300,000   207(a)  $    235,300,000   207(b)
208    Class A Investor Amount                                       $              180,000,000   208(a)  $    180,000,000   208(b)
209    Class B Investor Amount                                       $               20,000,000   209(a)  $     20,000,000   209(b)
210    Collateral Indebtedness Amount                                $               21,000,000   210(a)  $     21,000,000   210(b)
211    Class D Investor Amount                                       $               14,300,000   211(a)  $     14,300,000   211(b)

212  Series 1997-2 Adjusted Investor Amount                          $              235,300,000   212(a)  $    235,300,000   212(b)
213    Class A Adjusted Investor Amount                              $              180,000,000   213(a)  $    180,000,000   213(b)
214     Principal Account Balance                                    $                        -   214(a)  $              -   214(b)
215    Class B Adjusted Investor Amount                              $               20,000,000   215(a)  $     20,000,000   215(b)

216    Class A Certificate Rate                                                                               6.50000%       216
217    Class B Certificate Rate                                                                               6.69000%       217
218    Collateral Indebtedness Interest Rate                                                                  7.22125%       218
219    Class D Certificate Rate                                                                               7.49625%       219
220  Weighted average interest rate for Series 1997-2                                                         6.64107%       220

                                                                                                        as of the end of
                                                                          for the relevant                the relevant
                                                                           Monthly Period                Monthly Period
                                                                          ----------------              ----------------
221  Series 1997-2 Investor Percentage with respect to Finance Charge
     Receivables                                                               21.19%             221(a)        20.12%       221(b)
222    Class A                                                                 16.21%             222(a)        15.39%       222(b)
223    Class B                                                                  1.80%             223(a)         1.71%       223(b)
224    Collateral Indebtedness Amount                                           1.89%             224(a)         1.80%       224(b)
225    Class D                                                                  1.29%             225(a)         1.22%       225(b)

226  Series 1997-2 Investor Percentage with respect to Principal
     Receivables                                                               21.19%             226(a)        20.12%       226(b)
227    Class A                                                                 16.21%             227(a)        15.39%       227(b)
228    Class B                                                                  1.80%             228(a)         1.71%       228(b)
229    Collateral Indebtedness Amount                                           1.89%             229(a)         1.80%       229(b)
230    Class D                                                                  1.29%             230(a)         1.22%       230(b)

231  Series 1997-2 Investor Percentage with respect to Allocable Amounts       21.19%             231(a)        20.12%       231(b)
232    Class A                                                                 16.21%             232(a)        15.39%       232(b)
233    Class B                                                                  1.80%             233(a)         1.71%       233(b)
234    Collateral Indebtedness Amount                                           1.89%             234(a)         1.80%       234(b)
235    Class D                                                                  1.29%             235(a)         1.22%       235(b)

----------------------------------------------------------------------------------------------------------------------------------
                                               Series 1997-2 Investor Distributions
----------------------------------------------------------------------------------------------------------------------------------
236  The sum of the daily allocations of collections of Principal
     Receivables for the relevant Monthly Period                                                          $              -   236
237    Class A distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                  $              -   237

                                                                     Page 1 of 5

                                                                   Series 1997-2

238    Class B distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                $              -   238
239    Collateral Indebtedness Amount distribution of collections of
     Principal Receivables per $1,000 of original principal amount                                      $              -   239
240    Class D distribution of collections of Principal Receivables per
     $1,000 of original principal amount                                                                $              -   240
241    Class A distribution attributable to interest per $1,000 of
     original principal amount                                                                          $           5.42   241
242    Class B distribution attributable to interest per $1,000 of
     original principal amount                                                                          $           5.58   242
243    Collateral Indebtedness Amount distribution attributable to
     interest per $1,000 of original principal amount                                                   $           6.22   243
244    Class D distribution attributable to interest per $1,000 of
     original principal amount                                                                          $              -   244
245  Monthly Servicing Fee for the next succeeding Distribution Date
     per $1,000 of original principal amount                                                            $           1.67   245

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                                               Collections Allocated to Series 1997-2
----------------------------------------------------------------------------------------------------------------------------------
246  Series allocation of collections of Principal Receivables                                          $     43,677,654   246
247    Class A                                                                                          $     33,412,570   247
248    Class B                                                                                          $      3,712,508   248
249    Collateral Indebtedness Amount                                                                   $      3,898,133   249
250    Class D                                                                                          $      2,654,443   250

251  Series allocation of collections of Finance Charge Receivables                                     $      4,640,537   251
252    Class A                                                                                          $      3,549,922   252
253    Class B                                                                                          $        394,436   253
254    Collateral Indebtedness Amount                                                                   $        414,158   254
255    Class D                                                                                          $        282,022   255

     Available Funds
     ---------------
256    Class A Available Funds                                                                          $      3,549,922   256
257      The amount to be withdrawn from the Reserve Account to be included
     in Class A Available funds                                                                         $              -   257
258      Principal Investment Proceeds to be included in Class A Available
     Funds                                                                                              $              -   258
259      The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class A Available funds                                                  $              -   259

260    Class B Available Funds                                                                          $        394,436   260
261      The amount to be withdrawn from the Reserve Account to be included
     in Class B Available funds                                                                         $              -   261
262      Principal Investment Proceeds to be included in Class B Available
     Funds                                                                                              $              -   262
263      The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class B Available funds                                                  $              -   263

264  Collateral Available Funds                                                                         $        414,158   264

265  Class D Available Funds                                                                            $        282,022   265

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                                                      Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution
     date                                                                                               $        975,000   266
267  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class A Servicing fee for the related Distribution Date                                            $              -   267
268  Class A Allocable Amount                                                                           $        672,607   268
269  An amount to be included in the Excess Spread                                                      $      1,902,315   269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution
     date                                                                                               $        111,500   270
271  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class B Servicing fee for the related Distribution Date                                            $              -   271
272  An amount to be included in the Excess Spread                                                      $        282,936   272

                                                                     Page 2 of 5

                                                                   Series 1997-2


       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                                  $          -         273
  274  An amount to be included in the Excess Spread                                                    $    414,158         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                                  $          -         275
  276  An amount to be included in the Excess Spread                                                    $    282,022         276

  277  Available Excess Spread                                                                          $  2,881,430         277
  278  Available Shared Excess Finance Charge Collections                                               $          -         278
  279  Total Cash Flow available for 1997-2 waterfall                                                   $  2,881,430         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267
       and line268                                                                                      $          -         280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                            $          -         281

  282  Class B Required Amount to the extent attributable to line270, and line271                       $          -         282

  283  Class B Allocable Amount                                                                         $     74,734         283
  284  Any remaining portion of the Class B Required Amount                                             $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount                                                                          $          -         285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest                                                       $    130,584         286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due for the relevant Monthly Period and not paid above                                           $    368,333         287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior Monthly Periods                                $          -         288
  289  Collateral Allocable Amount                                                                      $     78,471         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
       due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the CIA to the Class A or Class B Investor Amount                               $          -         290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                                $          -         291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                              $     92,308         292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                     $     23,833         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                          $          -         294
  295  Class D Allocable Amount                                                                         $     53,435         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
       Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Class D Investor Amount to the Class A or Class B Investor
       Amount or CIA                                                                                    $          -         296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                                   $          -         297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit
       in the Reserve Account                                                                           $          -         298
  299  Shared Excess Finance Charge Collections                                                         $  2,059,731         299

 ---------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
 ---------------------------------------------------------------------------------------------------------------------------------
  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                         $          -         300
  301    Available Principal Collections held in the Collection Account                                 $ 43,677,654         301
  302    Class A Accumulation Amount                                                                    $          -         302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                     $          -         303
  304    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                            $ 43,677,654         304
  305    Class B Accumulation Amount                                                                    $          -         305


                                                                   Series 1997-2

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
       and line#308)                                                                                    $          -         306
  307    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $ 43,677,654         307
  308    Enhancement Surplus                                                                            $          -         308

  309  Class D Monthly Principal                                                                        $          -         309
  310    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                     $ 43,677,654         310

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
-----------------------------------------------------------------------------------------------------------------------------------

  311  Available Enhancement Amount                                                                     $ 35,300,000         311
  312    Amount on Deposit in the Cash Collateral Account                                               $          -         312

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                                $          -         313
  314    Class D Principal Collections (to the extent needed to fund Required
       Amounts)                                                                                         $          -         314
  315    Collateral Principal Collections (to the extent needed to fund Required
       Amounts)                                                                                         $          -         315
  316    Class B Principal Collections (to the extent needed to fund Required
       Amounts)                                                                                         $          -         316

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 %                            Amount
                                                                            -----------                 ---------------
  317  Series 1997-2 Default Amount                                            21.19%        317(a)     $    879,247         317(b)
  318  Class A Investor Default Amount                                         16.21%        318(a)     $    672,607         318(b)
  319  Class B Investor Default Amount                                          1.80%        319(a)     $     74,734         319(b)
  320  Collateral Default Amount                                                1.89%        320(a)     $     78,471         320(b)
  321  Class D Investor Default Amount                                          1.29%        321(a)     $     53,435         321(b)

  322  Series 1997-2 Adjustment Amount                                                                  $          -         322
  323  Class A Adjustment Amount                                                                        $          -         323
  324  Class B Adjustment Amount                                                                        $          -         324
  325  Collateral Adjustment Amount                                                                     $          -         325
  326  Class D Adjustment Amount                                                                        $          -         326

  327  Series 1997-2 Allocable Amount                                                                   $    879,247         327
  328    Class A Allocable Amount                                                                       $    672,607         328
  329    Class B Allocable Amount                                                                       $     74,734         329
  330    Collateral Allocable Amount                                                                    $     78,471         330
  331    Class D Allocable Amount                                                                       $     53,435         331

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                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

  332  Class A Required Amount                                                                          $          -         332
  333    Class A Monthly Interest for current Distribution Date                                         $    975,000         333
  334    Class A Monthly Interest previously due but not paid                                           $          -         334
  335    Class A Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                 $          -         335
  336    Class A Allocable Amount for current Distribution Date                                         $          -         336
  337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                         $          -         337

  338  Class B Required Amount                                                                          $          -         338
  339    Class B Monthly Interest for current Distribution Date                                         $    111,500         339
  340    Class B Monthly Interest previously due but not paid                                           $          -         340
  341    Class B Additional Interest for prior Monthly Period or previously due
       but not paid                                                                                     $          -         341
  342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                         $          -         342
  343    Excess of Class B Allocable Amount over funds available to make payments                       $          -         343

  344  Collateral Required Amount                                                                       $          -         344
  345    Collateral Monthly Interest for current Distribution Date                                      $    130,584         345
  346    Collateral Monthly Interest previously due but not paid                                        $          -         346
  347    Collateral Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                 $          -         347

                                                                   Series 1997-2


  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -         348
  349  Excess of Collateral Allocable Amount over funds available to make payments                      $          -         349

 --------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
 --------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                                $          -         350
  351    Class A Investor Charge Off                                                                    $          -         351
  352    Reductions of the Class A Investor Amount                                                      $          -         352

       Class B
       -------
  353  Class B Investor Amount reduction                                                                $          -         353
  354    Class B Investor Charge Off                                                                    $          -         354
  355    Reductions of the Class B Investor Amount                                                      $          -         355
  356    Reallocated Principal Collections applied to Class A                                           $          -         356

       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                         $          -         357
  358    Collateral Indebtedness Amount Charge Off                                                      $          -         358
  359    Reductions of the Collateral Indebtedness Amount                                               $          -         359
  360    Reallocated Principal Collections applied to Class B                                           $          -         360

       Class D
       -------
  361  Class D Investor Amount reduction                                                                $          -         361
  362    Class D Investor Charge Off                                                                    $          -         362
  363    Reductions of the Class D Investor Amount                                                      $          -         363
  364    Reallocated Principal Collections applied to Collateral
       Indebtedness Amount                                                                              $          -         364

 --------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
 --------------------------------------------------------------------------------------------------------------------------------

  365  Series 1997-2 Servicing Fee                                                                      $    392,167         365
  366    Class A Servicing Fee                                                                          $    300,000         366
  367    Class B Servicing Fee                                                                          $     33,333         367
  368    Collateral Servicing Fee                                                                       $     35,000         368
  369    Class D Servicing Fee                                                                          $     23,833         369
 --------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
 --------------------------------------------------------------------------------------------------------------------------------

  370  Required Reserve Account Amount (if applicable)                                                        N/A            370
  371  Reserve Account Reinvestment Rate (if applicable)                                                      N/A            371
  372  Reserve Account balance                                                                          $          -         372

  373  Accumulation Period Length                                                                          12 months         373


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of October, 2000.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer